UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 1, 2026
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2026, Honeywell International Inc. (the “Company”) announced that Ms. Jillian Evanko, 48, Chief Executive Officer of Duravant LLC, has been appointed to serve as an Independent Director on the Company’s Board of Directors and a member of the Audit Committee, in each case, effective June 1, 2026. Ms. Evanko has served as Chief Executive Officer of Duravant since January 2026. Prior to that, Ms. Evanko served as the President and Chief Executive Officer of Chart Industries, Inc. Ms. Evanko currently serves on the board of directors of Greif, Inc.

Ms. Evanko will stand for election at the Company’s 2027 Annual Meeting of Shareowners. She will receive compensation as a non-employee director in accordance with the Company's previously-disclosed non-employee director compensation practices.

Item 7.01    Regulation FD Disclosure

On June 1, 2026, the Company issued the press release attached hereto as Exhibit 99.1 with respect to the matters set forth in Item 5.02 above.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit #	Description
99.1	Press release issued by Honeywell International Inc. on June 1, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 1, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary